UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                  Filed by the Registrant |X|
                  Filed by a party other than the Registrant |_|

                  Check the appropriate box:

                  |_|   Preliminary Proxy Statement
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                        (as permitted by Rule 14a-6(e)(2))
                  |X|   Definitive Proxy Statement
                  |_|   Definitive Additional Materials
                  |_|   Soliciting Material Pursuant to ss. 240.14a-12

                ------------------------------------------------

                                  DYNTEK, INC.

                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------


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

                                  DYNTEK, INC.

                       18881 Von Karman Avenue, Suite 250
                            Irvine, California 92612

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 26, 2004

To Our Stockholders:

      The Annual Meeting of Stockholders of DynTek, Inc. for our fiscal year ended 2003 will be held at our executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA on Monday, April 26, 2004, at 10:00 a.m. Pacific Standard Time, for the purpose of considering and acting upon the following Proposals:

      (1) The election of five directors for terms expiring at our 2004 Annual Meeting of Stockholders;

      (2) The ratification of the appointment by the Audit Committee and the full Board of Directors of Marcum & Kliegman LLP as our independent accountants for the fiscal year ended June 30, 2004; and

      (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.

      Pursuant to the provisions of our By-laws, the Board of Directors has fixed the close of business on March 22, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

      ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO DYNTEK IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                       By Order of the Board of Directors,

                                       James Linesch
                                       Executive Vice President and Secretary

March 23, 2004
Irvine, California

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 OF DYNTEK, INC.
                          TO BE HELD ON APRIL 26, 2004

      This Proxy Statement is being mailed to stockholders of DynTek, Inc., a Delaware corporation ("DynTek"), on or about March 23, 2004 in connection with the solicitation of proxies by the Board of Directors of DynTek to be used at the 2003 Annual Meeting of Stockholders of DynTek to be held on April 26, 2004 and any adjournments thereof (the "Annual Meeting"). Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting. This proxy statement is also accompanied by DynTek's 2003 Annual Report to Stockholders, which consists of DynTek's Form 10-K, as amended, for the fiscal year ended June 30, 2003 that sets forth important business and financial information concerning DynTek.

      The Board of Directors has fixed the close of business on March 22, 2004 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, DynTek had outstanding approximately 48,891,654 shares of its Class A common stock, $.0001 par value (the "Common Stock"), and 959,692 shares of its Series A Preferred Stock, $.0001 par value (the "Preferred Stock"). Holders of DynTek's Common Stock are entitled to one vote per share, and holders of DynTek's Preferred Stock are entitled to 2.5 votes per share.

      All proxies which are properly completed, signed and returned to DynTek in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of DynTek prior to the exercise thereof, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire. Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy, if properly executed, will vote the shares represented thereby for the following proposals: (1) the election of the five (5) persons named herein as nominees for Directors of DynTek; (2) the proposal to ratify the appointment of Marcum & Kliegman LLP as DynTek's independent accountants for the year ended June 30, 2004; and (3) the transaction of such other business that may be brought before the Annual Meeting, in accordance with the judgment of the persons voting the proxy; provided, that such discretionary authority granted to the person named in the enclosed proxy card, if it is properly executed, shall specifically include the right to vote in favor of adjournment of the Annual Meeting for the purpose of postponing the Annual Meeting until such time as sufficient votes necessary to take either or both of the actions called for under Proposal 1 and Proposal 2 have been received and cast therefor.

      Any combination of outstanding shares of Common Stock and Preferred Stock, which shares entitle the holders thereof to cast a majority of the votes which can be cast by all of the outstanding Common Stock and Preferred Stock, taken together, is required to establish a quorum at the Annual Meeting. The directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares of the Common Stock and Preferred Stock entitled to vote. A majority of the votes cast at the Annual Meeting by the holders of DynTek's Common Stock and Preferred Stock entitled to vote is required for the ratification of the appointment of independent accountants.

      With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not affect the outcome of the voting in such election. With regard to other proposals, abstentions may be specified. DynTek believes that abstentions are shares present and entitled to vote, but do not constitute votes cast in respect of a particular matter. DynTek, therefore, intends to count abstentions and votes withheld in respect of the proposal to ratify the appointment of independent accountants for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but not as votes having been cast in respect of such proposal. Accordingly, such abstentions and votes withheld will not affect the outcome of the voting on that proposal. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals) because although they will count towards the quorum necessary to hold the Annual Meeting they do not represent part of the voting power present for any particular matter to come before the Annual Meeting. DynTek believes that all proposals being presented to stockholders at the Annual Meeting are discretionary proposals and, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these proposals, DynTek does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non-votes in respect of these proposals, however, DynTek intends to treat such broker non-votes as stated above.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      The Board of Directors of DynTek is currently composed of five directors, and the total number of directors is determined by the Board of Directors.

      Each of the nominees for election to the Board has been approved and recommended for nomination by a majority of the directors of DynTek who are "independent" as defined in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASD"), which regulates companies, like DynTek, whose stock is traded on The Nasdaq Stock Market. All nominees for director presently are members of DynTek's Board of Directors.

      If elected, each director will serve until the Annual Meeting of Stockholders for the fiscal year ended June 30, 2004. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected to office. If a nominee is unable to serve, the shares of Common Stock and Preferred Stock represented by all valid proxies will be voted for the election of such substitute nominee as the Board may recommend.

      Certain information concerning the nominees for director is set forth in the following table:

                                        Principal Occupation, Business
        Name             Age             Experience and Directorships
        ----             ---             ----------------------------

Steven J. Ross           46     Since  February 2000, Mr. Ross has been DynTek's
                                President,  Chief Executive Officer and Chairman
                                of the Board. Mr. Ross has an extensive industry
                                background,  most  recently  serving  as General
                                Manager of Toshiba's  Computer System  Division,
                                responsible for sales, marketing, and operations
                                in North  and South  America  from 1998 to 1999.
                                Prior  to  that,  Mr.  Ross  was  President  and
                                General  Manager of the  Reseller  Division  and
                                President  of  Corporate   Marketing  at  Inacom
                                Corporation from 1996 to 1998. Mr. Ross' other positions have included responsibility for sales and marketing, operations, strategic planning, and other senior executive activities.

James Linesch            49     Since August 14, 2000, Mr. Linesch has served as
                                the  Chief   Financial   and  Chief   Accounting
                                Officer, Executive Vice President and Secretary, and since February 1997 Director, of DynTek.
                                Previously, Mr. Linesch was the President, Chief
                                Executive Officer and Chief Financial Officer of
                                CompuMed, a public computer company involved with computer assisted diagnosis of medical conditions, which he joined in April 1996 as Vice President and Chief Financial Officer. Mr.
                                Linesch  served  as a Vice  President  and Chief
                                Financial Officer

                                        Principal Occupation, Business
        Name             Age             Experience and Directorships
        ----             ---             ----------------------------

                                of DynTek from August 1991 to April 1996. From May 1998 to August 1991, Mr. Linesch served as the Chief Financial Officer of Science Dynamics Corp., a corporation involved in the development of computer software. Mr. Linesch holds a CPA certification in the State of California, where he practiced with Price Waterhouse from 1981 to 1984.

Brian D. Bookmeier       45     Mr. Bookmeier has served as a Director of DynTek
                                since July  1995,  and was  President  and Chief
                                Executive  of DynTek  from July 1995 to February
                                2000.  From September 1989 until its merger into
                                DynTek,  Mr.  Bookmeier served as Executive Vice
                                President   and  a  Director  of  Patient   Care
                                Services,   a  home  medical   equipment  supply
                                company that specialized in diabetes management, and the sale of related equipment and supplies
                                Mr. Bookmeier has served as a member of the Board of Directors and Vice President of Seven
                                Sons, Inc., d/b/a Las Vegas Golf &Tennis.  Seven
                                Sons, Inc. was in the business of franchised retailing of golf and tennis products. Mr.
                                Bookmeier has held this position since 1997. He is on the Board of Directors of Azurel, Ltd., a public company that filed for protection under Chapter 11 of the Federal Bankruptcy Code in
                                2001. He continues to serve as Chairperson of the Audit and Compensation Committees of the Reorganized Board of Azural, Ltd. In May 2003, be became COO and Director of ModeEleven, Inc., a privately held software development and media broadcast company.

Dr. Michael W. Grieves   54     Dr. Grieves has been a director since August 14,
                                2000. Previously, Dr. Grieves had served as Data
                                Systems Corporation's President, Chief Executive
                                Officer  and  Chairman  of the  Board  since its
                                inception in 1986.  Prior to 1986,  Dr.  Grieves
                                served in  executive,  managerial  and technical
                                capacities with Computer Alliance Corporation, a
                                turnkey   system   house;    Quanex   Management
                                Sciences,  a computer services bureau;  and Lear
                                Siegler Corporation. He has more than 25 years of experience in the computer industry.

Marshall Toplansky       53     Mr.  Toplansky has been a director since October
                                2002. Mr. Toplansky  founded the consulting firm
                                Core  Strategies  in 1996,  of which he  remains
                                CEO.   The  firm   specializes   in   evaluating
                                marketing   strategies  and  identifying  growth
                                opportunities  for  technology-based  companies.
                                From 1994 to 1996,  he  served  as  Senior  Vice
                                President of Sales and Marketing for enterprise software publisher Open Environment. He was Vice
                                President  of Marketing  for modem  manufacturer
                                U.S. Robotics from 1989 to 1994. Mr. Toplansky's other positions have involved advertising and data base direct marketing management, primarily with Ogilvy & Mather. Mr. Toplansky currently serves on the board of directors of CompTIA, the country's largest technology trade association, and the Harvard Business School Association of
                                Orange County.

Board of Directors and Committees of the Board

      The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors has determined that each of Messrs. Bookmeier, Grieves and Toplansky is an independent director, as defined in the Marketplace Rules of the NASD, for the reason that none of these persons is a director who:

      o is, or during the past three years was, employed by DynTek or by any subsidiary of DynTek;

      o accepted, or who has a relative by blood, marriage or adoption or who has the same residence as such director (a "Family Member") who accepted, any payments from DynTek or any subsidiary of DynTek in excess of $60,000 during fiscal 2004 or any of the past three fiscal years, other than compensation for service on the Board or any Board committee, payments arising solely from investments in DynTek's securities, compensation paid to a Family Member who is a non-executive employee of DynTek, or its parent or subsidiary, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or permitted loans;

      o is a Family Member of an individual who is, or during the past three years was, employed by DynTek or by any subsidiary of DynTek as an executive officer;

      o is a partner in, or a controlling stockholder or an executive officer of, any organization to which DynTek made, or from which DynTek received, payments for property or services that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in fiscal 2003 or any of the past three fiscal years other than the following: (i) payments arising solely from investments in DynTek's securities; or (ii) payments under non-discretionary charitable contribution matching programs;

      o is employed, or who has a Family Member who is employed, as an executive officer of another entity where any of the executive officers of DynTek serve on the compensation committee of such other entity, at any time during the past three fiscal years; or

      o is, or has a Family Member who is, a partner of DynTek's independent auditors, and worked on DynTek's audit, at any time during any of the past three years.

      DynTek's Board of Directors met three (3) times (not including actions by written consent) during the year ended June 30, 2003. Each of the directors serving at the time attended all of the meetings held by the Board of Directors and any Committees of the Board of Directors on which such person served during the last fiscal year. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Each of these committees has a written charter that may be found on DynTek's website at http://www.dyntek.com. The Board recently amended and restated the charter of the Audit Committee in response to new requirements of the Sarbanes-Oxley Act of 2002 and related rules and regulations issued by the Securities and Exchange Commission (the "SEC") and the NASD. The Amended and Restated Audit Committee charter is attached to this Proxy Statement as Annex A. The Compensation Committee charter is also attached to this Proxy Statement as Annex B.

      DynTek does not have a standing nominating committee because it has determined that since it only has five directors, a nominating committee is not necessary. Any discussions regarding a new director would be discussed with the entire Board of Directors. Following any discussion with the entire Board of Directors, DynTek's independent directors, Messrs. Bookmeier, Grieves and Toplansky would determine and vote as to whether the individual named will be nominated to the Board of Directors.

      The Audit Committee met three (3) times during the year ended June 30, 2003, each time meeting separately and then in conjunction with the Board of Directors. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit DynTek's financial statements, reviews DynTek's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of DynTek and reviews the non-audit services to be performed by the independent accountants. The members of the Audit Committee at the end of the 2003 fiscal year were Messrs. Grieves, Bookmeier and Toplansky. The Board of Directors has determined that each of these persons is qualified to serve on the Audit Committee in accordance with the criteria specified in rules and regulations issued by the SEC and the NASD for the reason that: (a) each of them is an independent director, as stated above;
(b) none of them, other than in his capacity as a member of the Audit Committee, the Board of Directors or any other Board committee:

      o accepts any consulting, advisory or other compensatory fee from the DynTek, other than Mr. Bookmeier who received compensatory fees as a part of his employment with the Corporation within the prior three years (Mr. Bookmeier became an independent director as so defined by the SEC and NASD in February 2003. DynTek appointed Mr. Bookmeier to the Audit Committee because it believed that his prior employment relationship with DynTek would not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and member of the committee on behalf of DynTek's stockholders); or

      o is an affiliated person of the DynTek or any subsidiary of the DynTek;

(c) none of them owns or controls 20% or more of DynTek's voting securities; and
(d) each of them is able to read and understand financial statements, including DynTek's balance sheet, income statement and cash flow statement. In addition, the Board of Directors has determined that Dr. Grieves is qualified to serve as the "audit committee financial expert" of DynTek as defined in Item 401(h) of SEC Regulation S-K.

      The Compensation Committee met three times during the year ended June 30, 2003. The Compensation Committee has the authority to review and recommend compensation arrangements for management of DynTek. The members of the Compensation Committee at the end of the 2003 fiscal year were Messrs. Grieves, Toplansky and Ross.

Compensation of Directors

      Directors are paid an annual board membership fee of $25,000 and are reimbursed for certain reasonable expenses incurred in attending Board or Committee meetings. The Chairman of the Audit Committee and the Chairman of the Compensation Committee are each paid an additional fee of $25,000 for service in those positions, effective April 2003. Currently, Dr. Grieves is Chairman of both the Audit Committee and the Compensation Committee. Directors are eligible for awards under DynTek's 1997 Non-Employee Directors' Stock Option Plan. The Non-Employee Directors' Stock Option Plan provides for option grants with respect to 10,000 shares of Common Stock to be made to each eligible director upon each July 1st on which such director is a member of DynTek's Board of Directors. Options are exercisable for 5 years after the date of grant. The exercise price for any option under the plan shall be equal to the fair market value of the Common Stock at the time such option is granted. The plan provides that grants thereunder vest immediately. During the year ended June 30, 2003, each of Messrs. Bookmeier and Grieves received grants in accordance with the Non-Employee Directors' Plan.

Communications Between Stockholders and Directors

      The Board is currently in the process of evaluating its policies and guidelines regarding stockholder communications to directors in response to recent SEC rulemaking.

Corporate Governance

      DynTek has adopted corporate governance policies and practices in compliance with the new requirements of the Sarbanes-Oxley Act of 2002 and related rules and regulations issued by the SEC and the NASD, including:

      o A majority of the members of the DynTek's Board of Directors are independent of DynTek and its management;

      o All members of the committees of the Board - the Audit Committee and the Compensation Committee - are independent;

      o The independent members of DynTek's Board of Directors have enacted a program to meet regularly without the presence of management;

      o The charters of the committees of the Board clearly establish their respective roles and responsibilities;

      o DynTek's Audit Committee is in the process of implementing procedures for the anonymous submission of employee complaints on accounting, internal controls or auditing matters, which DynTek expects will be in place prior to the date of the Annual Meeting; and

      o DynTek has adopted a code of ethics that applies to all of its directors, officers and other employees, including its principal executive officer, principal financial officer, principal accounting officer and other members of its management performing similar functions, which is posted on the DynTek's website at http://www.dyntek.com.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require DynTek's officers and directors and persons who own more than ten percent of a registered class of DynTek's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish to DynTek copies of all such filings. DynTek has determined, based solely upon a review of those reports and amendments thereto furnished to DynTek during and with respect to the year ended June 30, 2003 and written representations from reporting persons, to the extent that DynTek deemed it necessary, that all filing requirements were timely satisfied by DynTek's officers and directors.

                                   ----------

Recommendation

      The Board of Directors recommends a vote FOR the election of Messrs. Ross, Linesch, Bookmeier, Grieves and Toplansky as Directors of DynTek.

                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

      DynTek's independent accountants and auditors are Marcum & Kliegman LLP, certified public accountants. Marcum & Kliegman LLP was appointed by the Audit Committee and the full Board of Directors as DynTek's independent accountants on May 1, 2003, replacing Grassi & Co., P.C., DynTek's independent accountant for the prior fiscal year. The Board of Directors, on the recommendation of the Audit Committee of the Board, has appointed the firm of Marcum & Kliegman LLP as independent accountants, to audit and report on the financial statements of DynTek for the year ending June 30, 2004. At the Annual Meeting, the stockholders will consider and vote upon a proposal to ratify the appointment of independent accountants for DynTek's fiscal year ending June 30, 2004.

      It is expected that a representative of Marcum & Kliegman LLP will be available at the Annual Meeting to answer questions of stockholders.

Audit Fees

      DynTek paid Marcum & Kliegman LLP, audit fees in the aggregate of $212,320 for professional services rendered for the audit of DynTek's annual financial statements for the year ended June 30, 2003 and for the review of the financial statements included in DynTek's quarterly reports on Form 10-Q for such year.

Audit-Related Fees

      In addition to fees disclosed under "Audit Fees" above, the aggregate fees for professional services rendered by Marcum & Kliegman LLP for assurance and related services that are reasonably related to the performance of the audit and reviews of DynTek's financial statements were $72,880 for the fiscal year ended June 30, 2003. Such services included accounting consultations and audits in connection with merger and acquisition activity, and additional assurance and related services for DynTek's subsidiaries.

Tax Fees

      The aggregate fees for professional services rendered by Marcum & Kliegman LLP for tax compliance, tax planning and tax advice for the DynTek and its subsidiaries were $33,500 for the fiscal year ended June 30, 2003.

All Other Fees

      Marcum & Kliegman LLP did not provide DynTek with any other services during the fiscal years ended June 30, 2003.

Audit Committee Pre-Approval Policies and Procedures

      The Audit Committee of DynTek's Board of Directors pre-approves on an annual basis the audit, audit-related, tax and other non-audit services to be rendered by DynTek's accountants based on historical information and anticipated requirements for the following fiscal year. The Audit Committee pre-approves specific types or categories of engagements constituting audit, audit-related, tax and other non-audit services as well as the range of fee amounts corresponding to each such engagement. To the extent that DynTek's management believes that a new service or the expansion of a current service provided by the DynTek's accountants is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to DynTek's engagement of its accountants to render such services. No non-audit services were approved by the Audit Committee pursuant to Rule 2-01, paragraph
(c)(7)(i)(C) of SEC Regulation S-X during the fiscal year ended June 30, 2003.

                                   ----------

Required Vote

      The ratification of the appointment of Marcum & Kliegman LLP requires a majority of the votes cast by holders of DynTek's Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and abstentions and broker non-votes, if any, will not be treated as votes cast on this matter at the Annual Meeting.

Recommendation

      The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman LLP.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the beneficial ownership of outstanding Common as of March 1, 2004 by (i) each of DynTek's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of DynTek's Common Stock, referred to as the 5% owners. For purposes of the following table, the number of shares of Common Stock assumes the conversion to Common Stock of all outstanding shares of Preferred Stock. No person holds 5% or more of the outstanding Preferred Stock

                                               Number of
                                               Shares of        Percentage
                                              Common Stock      Outstanding
Name and Address of                           Beneficially      of Common
Beneficial Owner (2)                           Owned (1)        Stock Owned
--------------------                          ------------      -----------
H. T. Ardinger(4)                               2,895,241           5.4%
9040 Governors Row
P.O. Box 569360
Dallas, TX 75356

Estate of Fred Kassner(3)                       3,045,610           5.8%
59 Spring Street
Ramsey, NJ  07446

Steven J. Ross(5)                                 961,939           1.8%

Dr. Michael W. Grieves(6)                         562,729           1.1%
34705 West 12 Mile Road, Suite 300
Farmington Hills, MI 48009

James Linesch(7)                                  565,573           1.1%

Brian D. Bookmeier(8)                              60,000           *
19327 Agusta Dr.
Livonia, MI 48152

Arion Kalpaxis(9)                                 274,000           *

Marshall Toplansky(10)                            130,000           *

Wade Stevenson(11)                                 62,250           *

ALL OFFICERS AND DIRECTORS                      2,616,491           4.8%
as a group (7 persons)(6)(7)(8)(9)(10)

*  Less than 1%

----------

(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o DynTek, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

(3) Includes 40 shares of Common Stock underlying DynTek's publicly-traded Class A warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in DynTek's assets.

(4) The person having sole voting and dispositive power over the shares owned by H.T. Ardinger & Sons, Inc. is H.T. Ardinger. Mr. Ardinger disclaims beneficial ownership of the shares held by H.T. Ardinger & Sons, Inc. The number of shares stated for H.T. Ardinger & Sons, Inc. beneficial ownership includes 1,374,247 shares which may be acquired upon the exercise of warrants, and 15,750 shares which may be acquired upon conversion of Series A Preferred Stock shares. Does not include 1,140,310 shares held by the Ardinger Family Trust, over which shares Mr. Ardinger has sole voting and dispositive power but not beneficial ownership.

(5) Includes options to purchase 905,000 shares of Common Stock exercisable at prices ranging from $0.80 to $2.25 per share granted to Mr. Ross under DynTek's 1992 and 2001 Employee Stock Option Plans and the 1997 Non-Employee Directors' Stock Option Plan, 7,939 shares of Common Stock, and 49,000 shares of Common Stock underlying options to purchase 19,600 shares of DynTek's Series A Preferred Stock with strike prices of $1.69 per share.

(6) Includes 89,883 shares of Common Stock which are issuable to Dr. Grieves upon conversion of 35,935 shares of Series A Preferred Stock held by him. Also includes beneficial ownership of options to purchase 90,846 shares of Common Stock at prices between $0.957 to $13.52 per share, upon exercise of options to purchase 36,642 shares of Series A Preferred Stock. Also includes 30,000 options exercisable for Common Stock granted to Dr. Grieves under the 1997 Non-Employee Directors' Stock Option Plan at prices between $0.80 and $2.25.

(7) Includes 420,000 options granted to Mr. Linesch under the 1997 Non-Employee Directors' Stock Option Plan, 1992 Plan and 2001 Employee Stock Option Plan at prices ranging from $0.80 to $3.78 and includes 8,750 shares of Common Stock which are issuable to Mr. Linesch upon conversion and 3,500 shares of Series A Preferred Stock held by him.

(8) Includes options to purchase 60,000 shares of Common Stock granted under the 1997 Non-Employee Directors' Stock Option Plan at prices between $0.80 and $3.78.

(9) Includes 15,000 options to purchase 15,000 shares of Common Stock granted to Mr. Kalpaxis at $2.04 per share under the 2001 Employee Stock Option Plan.

(10) Includes 100,000 options to purchase shares of Common Stock at $3.00 per share issued to Mr. Toplansky for services rendered and 20,000 options to purchase shares of Common Stock granted at $0.80 and $1.00 per share under the 1997 Non-Employee Directors' Stock Option Plan.

(11) Includes options to purchase 62,250 shares of Common Stock with strike prices between $0.96 and $2.04 per share under the 1992 and 2001 Employee Stock Option Plans.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid during the three-year period ended June 30, 2003 to the chief executive officer of DynTek and the other four most highly paid executive officers of DynTek whose annual salary and bonus exceeded $100,000 for all services rendered to DynTek during each such annual period.

                           Summary Compensation Table

                                                Annual
                                             Compensation                           Long Term Compensation
                                             ------------                           ----------------------
                                                                 Other
                                                                Annual    Restricted                        All Other
                            Fiscal                              Compen-     Stock     Options/     LTIP      Compen-
     Name and Position       Year     Salary($)    Bonus($)     sation      Awards     SARs (#)   Payouts    sation
     -----------------       ----     ---------    --------     -------     ------    ---------   -------    ------
Steven J. Ross               2003     $400,000     $100,000     $25,000       --          --        --          --
   President, Chief          2002     $376,000     $205,000     $70,000       --        75,000      --       $40,431(1)
   Executive Officer and     2001     $175,000         --       $25,000       --       810,000      --          --
   Chairman of the Board

James Linesch                2003     $200,000     $ 25,000     $25,000       --          --        --       $ 6,000
   Chief Financial Officer,  2002     $179,000     $ 75,000     $25,000       --        45,000      --       $ 6,321(1)
   Executive Vice President  2001     $138,000     $ 10,000     $25,000       --       335,000      --          --
   and Director

Wade Stevenson               2003     $140,000     $ 10,000        --         --          --        --          --
   Vice President            2002     $129,000     $ 20,000        --         --        20,000      --          --
   Finance                   2001     $ 98,990     $ 26,000        --         --          --        --          --

Arion Kalpaxis               2003     $175,000         --          --         --          --        --          --
   Chief Technology Officer  2002     $176,000         --          --         --          --        --          --
                             2001     $153,798         --          --         --        15,000      --          --

----------

(1) In accordance with the terms of their employment agreements, both Mr. Ross and Mr. Linesch are reimbursed for medical claims that are not payable under DynTek's health plan. Since DynTek is currently operating under a self-insurance health plan, such reimbursements are considered as a component of compensation.

Option Grants

      The following table sets forth certain information concerning individual grants of stock options made during the fiscal year ended June 30, 2003 to each of the executive officers named in the Summary Compensation Table above.

              Option/Sar Grants In Fiscal Year Ended June 30, 2003

                          Number of                                                           Potential Realizable Value at
                          Securities             Percent of Total                             Assumed Annual Rates of Stock
                          Underlying               Options/SARs          Exercise or Base           Price Appreciation
     Name            Options/SARs Granted     Granted in Fiscal Year       Price ($/Sh)              for Option Term
     ----            --------------------     ----------------------       ------------              ---------------
     (a)                     (b)                       (c)                      (d)                 5%              10%
Steven J. Ross              10,000                      6%                     $1.75               $875           $1,750
James Linesch               10,000                      6%                     $1.75               $875           $1,750
Wade Stevenson                --                        --                      --                  --            $4,000
Arion Kalpaxis                --                        --                      --                $2,000          $3,000

      The following table sets forth information concerning exercises of stock options by each of the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2003 and the fiscal year-end value of options held by such named individuals.

              Aggregated Option/Sar Exercised In Fiscal Year Ended
               June 30, 2003 And Fiscal Year-End Option/Sar Values

      The following table provides information concerning stock options exercised during fiscal year ended June 30, 2003 and the number of unexercised options held by the executive officers named in the Summary Compensation Table as of June 30, 2003. Also reported are the values for unexercised, "in the money" options, which represent the positive spread between the respective exercise prices of such options and the fair market value of the Common Stock as of June 30, 2003.

                                                               Number of Securities
                                                              Underlying Unexercised           Value of Unexercised
                                                                 Options/SARs At             In-The-Money Options/SARs
                        Shares Acquired        Value           Fiscal Year-End (#)            At Fiscal Year-end ($)
       Name             on Exercise (#)    Realized ($)    Exercisable    Unexercisable    Exercisable    Unexercisable
       ----             ---------------    ------------    -----------    -------------    -----------    -------------
        (a)                   (b)               (c)                    (d)                             (e)
Steven J. Ross                 --                0           921,500          32,500          $8,330           $0
James Linesch                  --                0           402,500          17,500          $    0           $0
Wade Stevenson                 --                0            42,250          20,000          $    0           $0
Arion Kalpaxis                 --                0             7,500           7,500          $    0           $0

Employment Agreements

      On December 10, 2001, DynTek entered into an employment agreement with Steven J. Ross, its President, Chief Executive Officer, and Chairman of the Board, which replaced the prior employment agreement dated January 2, 2001. The agreement is for a three-year term, commencing December 10, 2001, which term may be extended upon the consent of all parties to the agreement. During the term of the agreement, Mr. Ross shall serve on DynTek's Board of Directors and on the board of each of DynTek's wholly-owned subsidiaries. On October 16, 2003, the Board of Directors approved an increase in Mr. Ross's base salary from $400,000 to $440,000, effective October 1, 2003. Based upon meeting criteria established by mutual consent of Mr. Ross and DynTek's Board of Directors, and then upon further approval by the Board of Directors (which actions by the Board of Directors are taken by DynTek's Compensation Committee), Mr. Ross is entitled to receive an annual bonus, payable quarterly, the aggregate amount of which is equal to at least 50% of his annual base salary. For the fiscal year ended June 30, 2003, Mr. Ross received $100,000 in quarterly bonus payments. In August 2003, Mr. Ross received $100,000 in bonus payments. In addition to participation in all employee benefit programs generally made available to members of DynTek's executive management, Mr. Ross also receives a supplemental executive benefits plan that includes premium payments for a $1 million life insurance policy, long-term disability and supplemental medical insurance coverage. The maturity date of Mr. Ross's note payable to us, dated January 2, 2001, of $170,000 principal was extended to December 10, 2004 under the agreement. In addition, the agreement provided that, should the average closing price for a share of DynTek's Common Stock as reported by the Nasdaq Stock Market (the "Stock Price") for the ten trading days prior to June 30, 2002 meet or exceed 110% of the Stock Price for the ten trading days prior to the December 27, 2001 closing date of DynTek's merger with DynTek Management Resources, then Mr. Ross's obligation to repay $100,000 principal of the note would be forgiven. The criterion for such forgiveness was not met.

      In the event Mr. Ross is terminated without cause, all options granted to Mr. Ross during his employment term that are exercisable to acquire Common Stock will become fully vested, his medical and other insurance coverage benefits will be extended for a period of 18 months from the date of employment termination, and he shall receive additional expense reimbursements for certain health insurance coverages. He shall also be entitled to receive a severance payment equal to the lesser of (1) the aggregate of the remaining base salary payments due under the agreement or (2) the aggregate of 24 payments each being equal to his monthly base salary amount plus one-twelfth of the bonus amount that could be earned under the contract as of the date of termination. The severance payment shall be payable one-half in a lump sum at termination and one-half in equal monthly installments over the succeeding 24 months. In addition, Mr. Ross is entitled to the same compensation and stock option benefits afforded non-employee directors.

      On August 14, 2000, DynTek entered into an employment agreement with James Linesch, its Chief Financial Officer and Executive Vice President, which agreement was subsequently amended on August 15, 2001 and again on October 8, 2003. Under the revised terms, DynTek reduced Mr. Linesch's salary from an annual rate of $200,000 to $150,000, effective November 1, 2003. On November 1, 2004, his salary shall be further reduced to an annual rate of $100,000 for one year, and the Employment Agreement shall terminate on October 31, 2005 without further obligation by us. In addition to participation in all employee benefit programs generally made available to members of DynTek's executive management, Mr. Linesch also receives a supplemental executive benefits plan that includes premium payments of up to $1 for a million life insurance policy and supplemental medical insurance coverage. During the first year of the agreement, Mr. Linesch earned a bonus in the amount of $25,000. Commencing on August 15, 2001, Mr. Linesch became eligible for quarterly bonuses in the annual cumulative amount of 50% of his then current base salary, with the criteria for achievement of quarterly bonuses being equivalent to such criteria described in the preceding paragraph of this section established for Mr. Ross under his employment agreement. For the fiscal year ended June 30, 2003, Mr. Linesch received an aggregate of $25,000 in quarterly bonus payments.

      In the event Mr. Linesch is terminated without cause, all options granted to Mr. Linesch during his employment term that are exercisable to acquire Common Stock will become fully vested, his medical and other insurance coverage benefits will be extended for a period of 12 months from the date of employment termination, and he shall be entitled to receive a Severance Payment equal to the greater of (1) the aggregate of the remaining base salary and bonus in effect under the agreement at the time of termination or (2) a lump sum severance payment equal to 18 times the aggregate of the monthly base salary payment plus one-twelfth of the bonus in effect under the agreement at the time of termination. In addition, Mr. Linesch is entitled to the same compensation and stock option benefits afforded non-employee directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      As of June 30, 2003, DynTek's Compensation Committee consisted of Messrs. Ross, Grieves and Toplansky with only Mr. Ross being an employee of DynTek. For information concerning Mr. Ross' Employment Agreement, see "Employment Agreements," above.

      In March 2001, DynTek purchased 25% of the equity in LaborSoft Corporation ("LaborSoft"), a company providing labor relations software to labor unions and commercial customers. As a result of its investment, DynTek assigned Dr. Grieves to become the Chairman of the Board of Directors of LaborSoft. DynTek provides infrastructure services to LaborSoft, on a fee-for-service basis, with monthly charges of approximately $17,000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is responsible for reviewing DynTek's compensation program. The Compensation Committee did not meet separately during the fiscal year ended June 30, 2003 for the purpose of reviewing employee salary issues, but its members did participate in all full Board meetings at which employee compensation issues were discussed.

Compensation Philosophy

      Our compensation program generally is designed to motivate and reward DynTek's executive officers and employees for promoting financial, operational and strategic objectives while reinforcing the overall goal of enhancing stockholder value. Our compensation program generally provides incentives to achieve short and long term objectives. The major components of compensation for executive officers are base salary, bonus incentives (on an individual basis in DynTek's discretion), and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of DynTek's compensation philosophy. These elements generally are blended to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and employees with those of DynTek stockholders.

Components of Executive Compensation

      Base Salary. Base salaries for DynTek's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

      Stock Awards. To promote our long-term objectives, all directors, officers and employees of DynTek are eligible for grants of stock options. The stock option awards are made to directors, officers and employees pursuant to our 1992 Employee Stock Option Plan, as amended, and our 2001 Employee Stock Option Plan, in the form of incentive stock options for employees and non-qualified stock options for non-employees, and to non-employee directors pursuant to the 1997 Non-employee Directors Stock Option Plan, in the form of non-qualified stock options.

      Stock options represent rights to purchase shares of Common Stock in varying amounts pursuant to a vesting schedule determined by the Compensation Committee or the full Board at a price per share specified in the option grant, which may be less than the fair market value on the date of the grant under certain circumstances when non-qualified options are awarded. Stock options expire at the conclusion of a fixed term (generally 5 years).

      Since the stock options may grow in value over time, these components of our compensation plan are designed to reward performance over a sustained period and to enhance stockholder value through the achievement of corporate objectives. We intend that these awards will strengthen the focus of our directors, officers and employees on managing DynTek from the perspective of a person with an equity stake in DynTek. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

      Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers of DynTek. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our stockholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, DynTek and the Compensation Committee believe that, for the near future, there is not a significant risk that DynTek will lose any significant tax deduction for executive compensation. Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if DynTek and the Compensation Committee determine that such an action is in the best interests of DynTek.

                                                    COMPENSATION COMMITTEE

                                                    Michael W. Grieves
                                                    Marshall Toplansky

                             AUDIT COMMITTEE REPORT

      In connection with the preparation and filing of DynTek's Annual Report on Form 10-K for the year ended June 30, 2003:

      The Audit Committee of the Board of Directors reviewed and discussed the audited financial statements of DynTek with DynTek's management.

      o The Audit Committee discussed with Marcum & Kliegman LLP, DynTek's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380).

      o The Audit Committee also received the written disclosures and the letter from Marcum & Kliegman LLP required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with Marcum & Kliegman LLP the independence of that firm as DynTek's independent auditors. All audit and non-audit services provided by Marcum & Kliegman LLP were reviewed by the Audit Committee, which considered whether the provision of non-audit services was compatible with maintaining the independent auditors' independence.

      o Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board that DynTek's audited financial statements be included in DynTek's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                                        AUDIT COMMITTEE

                                                        Michael W. Grieves
                                                        Brian Bookmeier
                                                        Marshall Toplansky

                             STOCK PRICE PERFORMANCE

      Set forth below is a line graph comparing the cumulative total stockholder return on Common Stock, based upon the market price of Common Stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Computer Index for the period from June 30, 1997 through June 30, 2003.

[The following information was depicted as a line chart in the printed material]

                                                        Index Data
                                            ------------------------------------
                                                          NASDAQ         NASDAQ
  Chart                                                  Composite      Computer
  Date                                       DYTK         Index          Index
--------                                    ------       ---------      --------
7/1/99                                      100.00        100.00        100.00
9/30/99                                      79.87        104.08        110.16
12/31/99                                     87.86        154.23        170.34
3/31/00                                     126.84        173.31        197.88
6/30/00                                      89.78        150.32        171.70
9/30/00                                      65.81        139.20        155.55
12/31/00                                     28.12         93.63         94.86
3/31/01                                      42.17         69.75         65.05
6/30/01                                      74.76         81.89         79.43
9/30/01                                      54.31         56.81         49.47
12/31/01                                     67.73         73.92         71.82
3/31/02                                      67.09         69.94         66.40
6/30/02                                      57.51         55.46         49.95
9/30/02                                      28.75         44.42         38.04
12/31/02                                     31.95         50.62         45.61
3/31/03                                      27.16         50.83         45.09
6/30/03                                      25.56         61.50         54.65

                                   ----------

      According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by DynTek under such acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For information with respect to Certain Relationships and Related Transactions, please see "Compensation Committee Interlocks and Insider Participation in Compensation Decisions," above.

                              STOCKHOLDER PROPOSALS

      Based upon the regulations of the Securities and Exchange Commission, any stockholder who wishes to bring any proposal before a regularly scheduled annual meeting of DynTek stockholders or to nominate a person to serve as a director to be elected at such annual meeting shall give written notice thereof and certain related information to DynTek at least 120 calendar days prior to the date of DynTek's proxy statement released to stockholders in connection with the previous year's annual meeting.

      Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, including the decision to postpone the Annual Meeting until such time as sufficient votes necessary to take action have been received and cast, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

      The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with applicable procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

      Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2004) must be received by DynTek on or before June 30, 2004 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, DynTek, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

                             ADDITIONAL INFORMATION

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by DynTek. In addition to the solicitation of proxies by use of the mails, DynTek may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. DynTek has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so.

                                     ANNEX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER

I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established: and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

      o The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, at least three of whom, subject to exceptions provided under the Rules of the Nasdaq Stock Market, Inc., shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, or at another meeting of the Board, and shall hold office until they resign or are removed, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Successors to Committee members, or vacancies left in the Committee's composition, may be filled by vote of the Committee members.

III. MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV. 4 below.

IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

            1. Review and update this Charter periodically as conditions dictate.

            2. Review the Corporation's quarterly and annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

            3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

            4. Review with financial management and the independent accountants the 10-Q and 10-K prior to its filing of the quarterly (unaudited) or annual (audited) financials prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

            5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

            6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

            7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

            8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

            9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

            10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

            11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

            12. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

            13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

            14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

            15. Review management's monitoring of the Corporation's compliance with appropriate auditing and ethical standards, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

            16. Review activities, organizational structure, and qualifications of the internal audit department.

            17. Review, with the Corporation's counsel, legal compliance matters (including corporate securities trading policies by employees/management).

            18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

            19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                     ANNEX B

                      CHARTER OF THE COMPENSATION COMMITTEE

                            OF THE BOARD OF DIRECTORS

                          Adopted as of March 23, 2004

I.    Purpose

      The Compensation Committee shall discharge the Board's responsibilities in determining the compensation of the Company's executive officers and directors. The Committee shall have overall responsibility for approving and evaluating the compensation plans, policies and programs of the Company. To that end, the Committee shall have the responsibility, power and authority to set the compensation and benefits for the chief executive officer and the Company's other senior officers, determine distributions and grant awards under and administer the Company's various stock option and other incentive plans, and assume responsibility for all matters related to all of the foregoing. The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

II.   Membership

      The Committee shall be comprised of two (2) or three (3) independent directors appointed by the Company's Board of Directors (the "Board"). Each member of the Committee must satisfy the independence requirements contained in the applicable rules and regulations of the Securities and Exchange Commission the "SEC") and the Nasdaq Stock Market, and must be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The Board shall appoint one person to act as Chair of the Committee. The members shall serve until their resignation, retirement, removal by the Board or until their successors shall be appointed and qualified. The Board may remove a member from the Committee at any time with or without cause.

III.  Authority

      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants or advisors to advise the Committee on human resource related matters. The Company shall provide funding, as determined by the Committee, for payment of compensation to any consultants or advisors retained by the Committee. The Committee may request any officer or employee of the corporation or its outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members of the Compensation Committee. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

IV.   Meetings and Procedures

      The Committee shall meet at least two times per year and as many other times as it deems necessary to fulfill its duties and responsibilities set forth in this Charter. The Chair of Compensation Committee or a majority of the members of the Compensation Committee may call a special meeting of the Compensation Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

      The Committee shall keep minutes of its proceedings that shall be signed by the person whom the Chairperson designates to act as secretary of the meeting. The minutes of the meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Company.

V.    Duties and Responsibilities

      The Committee shall have the following duties and responsibilities:

            1. Review and approve periodically the Company's executive compensation program and strategy to assure that it (i) supports the Company's financial, operational and strategic objectives, (ii) attracts, motivates and retains key executive officers, (iii) links executive compensation with the Company's business objectives and performance to promote shareholder interest, and (iv) provides for appropriate and competitive rewards and incentives for the Company's executive officers and other higher level employees.

            2. Chief Executive Officer Compensation. The committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and approve the CEO's compensation level based on this evaluation, subject to any employment contract that may be in effect. The Committee shall specifically approve any changes in CEO compensation, including base salary, bonuses and fringe benefits. In determining the CEO compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEO's at comparable companies, the compensation given to the CEO in past years, and such other factors as the Committee may consider relevant.

            3. Compensation of senior management. Senior management shall be defined as those individuals with a title of Vice President or above. The Committee shall approve the following with respect to the senior management of the Company (a) the annual base salary, (b) the annual incentive bonus, (c) employment agreements, severance arrangements, and change in control agreements or provisions, and (d) any supplemental or special benefits, in each case as, when and if appropriate. The structure of management compensation should link the interests of management, both individually and as a team, to the interests of shareholders. Management compensation packages should be designed to create a commensurate level of risk and opportunity based on business and individual performance.

            4. Approve all awards made under the Company's stock option incentive plans, including the number of shares to be optioned or awarded, and the time, manner of exercise and other terms of the awards. Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

            5. Administer the Company's stock incentive plans and any other executive compensation plans to the extent required by the terms of such plans.

            6. Annually prepare the report on the Company's executive compensation required under the SEC's rules to be included in the Company's annual proxy statement.

            7. In consultation with management of the Company, oversee the Company's compliance with regulatory requirements relating to compensation of its officers and employees.

            8. Review and approve employment agreements, severance, change-in-control, termination and retirement agreements for all employees.

            9. On an annual basis, review the plan for executive development and succession plan for management development and evaluation of key personnel.

            10. Compensation of Directors. The Committee shall periodically review and make recommendations to the Board with respect to the compensation of directors, including Board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation as the Committee may consider appropriate.

            11. Perform such other duties and responsibilities pertaining to the Company's compensation matters as may be assigned to the Committee by the Board and/or the Chairman of the Board.

            12. To recommend an appropriate method by which shareholder concerns about compensation may be communicated by shareholders to the Compensation Committee and, as the Compensation Committee deems appropriate, to respond to such shareholder concerns.

VI.   Performance Evaluation

      The Committee shall conduct an annual evaluation of its performance in fulfilling its duties and responsibilities. The adequacy of this Charter shall be reviewed by the Committee on an annual basis. The Committee will recommend to the Board any modifications to this Charter, which the Committee deems appropriate, for approval by the Board.